SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 27, 2005

WAMU ASSET ACCEPTANCE CORP.

as Depositor under the Pooling and Servicing Agreement
providing for the issuance of

WAMU MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2005-AR13
(Exact name of Registrant as specified in its charter)

Delaware	333-123034-01	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K/A relates to the revised distribution report furnished to certificate holders in connection with the December 2005 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 Revised Monthly Distribution Report for December 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: February 15, 2005	By:	/s/ Tammy Spriggs Tammy Spriggs First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 Revised Monthly Distribution Report for December 2005